                                                                     Exhibit 1.1


      For Office Use Only:
Broker/Dealer Name & Address                Investor:

                                            -----------------------------

                                            Investor #:__________________

                            [LOGO]ALPHACOM
                                   Tomorrow's Communications... Today!


                             SUBSCRIPTION AGREEMENT
                                      FOR
                                 ALPHACOM, INC.
                         COMMON STOCK ($5.00 PER SHARE)
Persons interested in purchasing common stock of AlphaCom, Inc. must complete and return this Subscription Agreement along with their check or money order to:

ALPHACOM, INC.
1035 ROSEMARY BOULEVARD; SUITE I
Akron, Ohio 44306, ("the Issuer") ("the Company")

Subject only to acceptance hereof by the issuer, in its discretion, the undersigned hereby subscribes for the number of common shares and at the aggregate subscription price set forth below.

An accepted copy of this Agreement will be returned to the Subscriber as a receipt, and the physical stock certificates shall be delivered to each Investor within thirty (30) days of the Close of this Offering.

         SECURITIES OFFERED - The Company is offering 1,900,000 shares (par value $.001 per share) at $5.00 per share.

         SUBSCRIPTION - In connection with this subscription the undersigned hereby subscribes to the number of common shares shown in the following table.

         NUMBER OF COMMON SHARES            = ______________________

         MULTIPLY BY PRICE OF SHARES        x        $5.00 Per Share
                                            ------------------------
         AGGREGATE SUBSCRIPTION PRICE       = $_____________________

Check or money order shall be made payable to ALPHACOM, INC.

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                                                                     Exhibit 1.1

In connection with this investment in the Company, I represent and warrant as follows:

a) Prior to tendering payment for the shares, I received a copy of and read your prospectus dated __________________, 2000.

b) I am a bona fide resident of the state of ___________________________.

c) The Issuer and the other purchasers are relying on the truth and accuracy of the declarations, representations and warranties herein made by the undersigned. Accordingly, the foregoing representations and warranties and undertakings are made by the undersigned with the intent that they may be relied upon in determining his/her suitability as a purchaser. Investor agrees that such representations and warranties shall survive the acceptance of Investor as a purchaser.

Please register the shares which I am purchasing as follows:


Name: _______________________________________ Date:_____________________________




As (check one)
     [_] Individual     [_] Tenants in Common       [_] Existing Partnership
     [_] Joint Tenants  [_] Corporation             [_] Trust
     [_] Minor with adult custodian under the Uniform Gift to Minors Act

For the person(s) who will be registered shareholder(s):


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          Signature of Subscriber                   Residence Address


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         Name of Subscriber (Printed)               City or Town


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         Signature of Co-Subscriber                 State     Zip Code


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     Name of Co-Subscriber (Printed)                Telephone


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         Subscriber Tax I.D. or                     Co-Subscriber Tax I.D. or
         Social Security Number                     Social Security Number


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         E-mail Address (if available)

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ACCEPTED BY: ALPHACOM, INC.


By:                                     Date
   ------------------------------            -----------------------------------
               Officer